Exhibit 99.1

N E W S R E L E A S E

Contacts:	Media Inquiries	Investors
	Shannon Susko	Jennifer Gilligan
	(314) 445-0790	(212) 549-1306
	mediainquiries@centene.com	investors@centene.com

FOR IMMEDIATE RELEASE

CENTENE CORPORATION ANNOUNCES NEW CHIEF OPERATING OFFICER

ST. LOUIS, November 15, 2023 – Centene Corporation (NYSE: CNC) ("the Company"), a leading healthcare enterprise committed to helping people live healthier lives, today announced the appointment of Susan Smith as its Chief Operating Officer (COO), effective January 1, 2024. As COO, Ms. Smith will report to Centene President Ken Fasola and will be responsible for core business operations, population health, the enterprise transformation office, provider experience and quality. She has worked at Centene since June 2023.

Ms. Smith brings nearly two decades of expertise in the payer space, having spent 19 years at Humana. She most recently served as SVP of Clinical, Quality and Enterprise Solutions President, where she had oversight of quality; clinical strategy, analytics and product development; clinical operations; risk adjustment; and experience transformation. Prior to this role, Ms. Smith served as SVP of Clinical Solutions and SVP of Medicare. Among numerous accomplishments during her tenure, she is credited for her work in leading Humana’s efforts to improve its Star ratings and member quality; in playing a central role in the design and development of Medicaid operations for Humana; and for her experienced leadership creating sustainable organizations and processes during transformative times. She held other leadership roles, including SVP of Healthcare Quality Reporting and Improvement, and Vice President of Risk Adjustment, among others. Ms. Smith started her career at Colgate-Palmolive.

"Susan is a seasoned operator who brings extensive experience in the government-sponsored payer space," said Centene’s Chief Executive Officer, Sarah M. London. "Her operational expertise in quality and customer experience, proven track record and leadership during transformational times – coupled with her steadfast commitment to the members and communities we support – make her the right candidate for this role."

Ms. Smith earned a Bachelor of Science in Chemical Engineering and a Master of Engineering in Chemical Engineering – both from the University of Louisville Speed Scientific School.

About Centene Corporation

Centene Corporation, a Fortune 500 company, is a leading healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach – with local brands and local teams – to provide fully integrated, high-quality and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace and the TRICARE program. The Company also contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and value creation as well as the development of its people, systems and capabilities so that it can better serve its members, providers, local communities and government partners.

Centene uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene's investor relations website, http://investors.centene.com.

Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this press release are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as "believe," "anticipate," "plan," "expect," "estimate," "intend," "seek," "target," "goal," "may," "will," "would," "could," "should," "can," "continue," and other similar words or expressions (and the negative thereof). Centene (the Company, our, or we) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our future operating or financial performance, market opportunity, value creation strategy, competition, expected activities in connection with completed and future acquisitions and dispositions, our investments, and the adequacy of our available cash resources. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments, and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive, and other factors that may cause our or our industry's actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions. All forward-looking statements included in this press release are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this press release, whether as a result of new information, future events, or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables, and events including, but not limited to: our ability to design and price products that are competitive and/or actuarially sound including but not limited to any impacts resulting from Medicaid redeterminations; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates; competition, including our ability to reprocure our contracts and grow organically; the timing and extent of benefits from our value creation strategy, including the possibility that the benefits received may be lower than expected, may not occur, or will not be realized within the expected time periods; our ability to manage our information systems effectively; disruption, unexpected costs, or similar risks from business transactions, including acquisitions, divestitures, and changes in our relationships with third parties; impairments to real estate, investments, goodwill, and intangible assets; changes in senior management, loss of one or more key personnel or an inability to attract, hire, integrate and retain skilled personnel; membership and revenue declines or unexpected trends; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting our government businesses; changes in healthcare practices, new technologies, and advances in medicine; increased healthcare costs; inflation; changes in economic, political, or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act (collectively referred to as the ACA) and any regulations enacted thereunder; tax matters; disasters or major epidemics; changes in expected contract start dates; changes in provider, state, federal, foreign, and other contracts and delays in the timing of regulatory approval of contracts, including due to protests; the expiration, suspension, or termination of our contracts with federal or state governments (including, but not limited to, Medicaid, Medicare, TRICARE, or other customers); the difficulty of predicting the timing or outcome of legal or regulatory proceedings or matters, including, but not limited to, our ability to resolve claims and/or allegations made by states with regard to past practices, including at Centene Pharmacy Services (formerly Envolve Pharmacy Solutions, Inc. (Envolve)), as our pharmacy benefits manager (PBM) subsidiary, within the reserve estimate we previously recorded and on other acceptable terms, or at all, or whether additional claims, reviews or investigations will be brought by states, the federal government or shareholder litigants, or government investigations; challenges to our contract awards; cyber-attacks or other privacy or data security incidents; the exertion of management's time and our resources, and other expenses incurred and business changes required in connection with complying with the terms of our contracts and the undertakings in connection with any regulatory, governmental, or third party consents or approvals for acquisitions or dispositions; any changes in expected closing dates, estimated purchase price, or accretion for acquisitions or dispositions, including due to the timing of regulatory approval for the pending sale of Circle Health Group (Circle Health); losses in our investment portfolio; restrictions and limitations in connection with our indebtedness; a downgrade of the credit rating of our indebtedness; the availability of debt and equity financing on terms that are favorable to us; foreign currency fluctuations; and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission (SEC). This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition, and results of operations, in our filings with the SEC, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs.